Execution Version 1 ACCESSION AGREEMENT — First-Lien Secured Parties THIS ACCESSION AGREEMENT (this “Agreement”), dated as of December 15, 2015, is entered into by WILMINGTON TRUST, NATIONAL ASSOCIATION (the “Joining Party”) and acknowledged by TALEN ENERGY SUPPLY, LLC, a Delaware limited liability company (the “Borrower”), and each Credit Party, and CITIBANK, N.A., in its capacity as Collateral Trustee under the Intercreditor Agreement (as defined below). Reference is made to that certain Collateral Trust and Intercreditor Agreement, dated as of June 1, 2015, as amended as of November 12, 2015 (as further amended, modified, restated, or supplemented from time to time, the “Intercreditor Agreement”), by and among the Borrower, the Subsidiary Guarantors, the Collateral Trustee, the Administrative Agent, the Other Administrative Agent, the L/C Issuer, and each of the other Persons party thereto from time to time in accordance with the terms thereof. Capitalized terms used herein without definition shall have the meaning assigned thereto in the Intercreditor Agreement. This Accession Agreement is being executed and delivered pursuant to Section 5.6(a) of the Collateral Trust Agreement. The Joining Party, as agent under the Secured Energy Marketing and Trading Facility Amended and Restated Common Agreement, dated as of December 15, 2015, among Talen Energy Marketing, LLC; the Borrower, as the Guarantor; Brunner Island, LLC; Montour, LLC; the Joining Party, as Agent; and the Secured Counterparties as set forth therein (the “Amended and Restated Common Agreement”), hereby becomes a Secured Debt Representative under the Intercreditor Agreement. Each of the Borrower and the Joining Party hereby agree for the benefit of the First-Lien Secured Parties as follows: (1) The Joining Party hereby acknowledges, agrees, and confirms that, by its execution of this Agreement, the Joining Party will be deemed to be a party to the Intercreditor Agreement and, from and after the date hereof, shall have all of the obligations of a Secured Debt Representative thereunder as if it had executed the Intercreditor Agreement. The Joining Party hereby ratifies, as of the date hereof, and agrees to be bound by all of the terms, provisions, and conditions applicable to the Secured Debt Representative contained in the Intercreditor Agreement. The first-lien obligations to be secured under the Amended and Restated Common Agreement are hereby designated “Obligations” and will be secured equally and ratably with all existing and future Obligations permitted by the Financing Documents. (2) The Joining Party acknowledges that it has the authority to bind First-Lien Secured Parties for which it is acting as a Secured Debt Representative to the Intercreditor Agreement and such First-Lien Secured Parties are hereby bound by the terms and conditions of the Intercreditor Agreement. (3) The Joining Party hereby agrees (on behalf of itself and any First-Lien Secured Party claiming through it) to comply with the terms of the Intercreditor Agreement. (4) Each of the undersigned Credit Parties hereby consents to the designation of the Amended and Restated Common Agreement as Obligations as set forth herein and hereby

Signature Page to the Accession Agreement confirms its respective guarantees, pledges, grants of security interests, and other obligations, as applicable, under and subject to the terms of each of the Financing Documents to which it is party and agrees that, notwithstanding the designation of such additional indebtedness or any of the transactions contemplated thereby, such guarantees, pledges, grants of security interests and other obligations, and the terms of each Financing Document to which it is a party are not impaired or adversely affected in any manner whatsoever and shall continue to be in full force and effect and such additional secured debt shall be entitled to all of the benefits of such Financing Documents. (5) The address of the Joining Party for purposes of all notices and other communications under the Intercreditor Agreement is: Wilmington Trust, National Association 1100 North Market Street Wilmington, Delaware 19890-0001 Attention: Alisha Clendaniel Telephone: 302-636-6505 Facsimile: 302-636-4140 Email: aclendaniel@wilmingtontrust.com and loanagency@wilmingtontrust.com (6) This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract. (7) The provisions of Section 9.6 of the Intercreditor Agreement will apply with like effect to this Accession Agreement. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Signature Page to the Accession Agreement IN WITNESS WHEREOF, each of the Joining Party, each Credit Party, and the Collateral Trustee has caused this Accession Agreement to be duly executed by its respective authorized representative, as of the day and year first above written. WILMINGTON TRUST, NATIONAL ASSOCIATION By: /s/ Renee Kuhl Name: Renee Kuhl Title: Vice President

Signature Page to the Accession Agreement IN WITNESS WHEREOF, each of the Joining Party, each Credit Party, and the Collateral Trustee has caused this Accession Agreement to be duly executed by its respective authorized representative, as of the day and year first above written. CREDIT PARTIES: BARNEY M. DAVIS, LP By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer BRANDON SHORES LLC By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer C/R TOPAZ HOLDINGS, LLC By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer FORT ARMISTEAD ROAD - LOT 15 LANDFILL, LLC By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer H.A. WAGNER LLC By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer JADE POWER GENERATION HOLDINGS LLC By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer

Signature Page to the Accession Agreement LAREDO WLE, LP By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer LOWER MOUNT BETHEL ENERGY, LLC By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer NUECES BAY WLE, LP By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer PENNSYLVANIA MINES, LLC By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer BRUNNER ISLAND, LLC By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer TALEN ENERGY MARKETING, LLC By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer TALEN GENERATION, LLC By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer

Signature Page to the Accession Agreement TALEN INVESTMENT CORPORATION By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer MARTINS CREEK, LLC By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer MONTOUR, LLC By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer SUSQUEHANNA NUCLEAR, LLC By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer RAVEN FS PROPERTY HOLDINGS LLC By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer RAVEN LOT 15 LLC By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer RAVEN POWER FINANCE LLC By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer

Signature Page to the Accession Agreement RAVEN POWER FORT SMALLWOOD LLC By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer RAVEN POWER GENERATION HOLDINGS LLC By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer RAVEN POWER MARKETING LLC By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer RAVEN POWER OPERATING LLC By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer TOPAZ POWER GROUP GP II, LLC By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer TOPAZ POWER GROUP LP II, LLC By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer TOPAZ POWER HOLDINGS, LLC By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer

Signature Page to the Accession Agreement IN WITNESS WHEREOF, each of the Joining Party, each Credit Party, and the Collateral Trustee has caused this Accession Agreement to be duly executed by its respective authorized representative, as of the day and year first above written. Acknowledged and in its capacity as a Credit Party: TALEN ENERGY SUPPLY, LLC By: /s/ Russell R. Clelland Name: Russell R. Clelland Title: Vice President and Treasurer

Signature Page to the Accession Agreement IN WITNESS WHEREOF, each of the Joining Party, each Credit Party, and the Collateral Trustee has caused this Accession Agreement to be duly executed by its respective authorized representative, as of the day and year first above written. Acknowledged: CITIBANK, N.A., as Collateral Trustee By: /s/ Kirkwood Roland Name: Kirkwood Roland Title: Managing Director and Vice President